Exhibit 10.1

Liability Limitation Agreement

(English translation)

Matsushita Electric Industrial Co., Ltd. (the “Company”) and Ikuo Uno (the “Director”) hereby enter into an agreement as set forth below.

The Director shall be liable to the Company for damages incurred by the Company as a result of any act by the Director set forth in Article 266, Paragraph 1, Item 5 of the Commercial Code of Japan in performing the duties as an outside director of the Company after the execution of this Agreement, to the extent of the aggregate of the amounts specified in each Item of Article 266, Paragraph 19 of the Commercial Code, provided that the Director has performed such act in good faith and without gross negligence.

IN WITNESS WHEREOF, this Agreement is executed in duplicate, and each of the Company and the Director puts its seal hereto and retains one (1) copy hereof.

June 29, 2005

Company:	Yoichi Morishita, Chairman of the Board (seal)
Matsushita Electric Industrial Co., Ltd. (corporate seal)
1006, Oaza Kadoma, Kadoma-shi, Osaka

Director:	Ikuo Uno (seal)
17-46, Minami-Aoyama 4-chome, Minato-ku, Tokyo

Liability Limitation Agreement

(English translation)

Matsushita Electric Industrial Co., Ltd. (the “Company”) and Ikuo Hata (the “Audit & Supervisory Board Member”) hereby enter into an agreement as set forth below.

The liability of the Audit & Supervisory Board Member for damages incurred by the Company in performing his or her duties as an outside audit & supervisory board member under Article 423, Paragraph 1 of the Companies Act shall be limited to the aggregate of the amounts specified in each item of Article 425, Paragraph 1 of the Companies Act, provided that the Audit & Supervisory Board Member has performed such duties in good faith and without gross negligence.

IN WITNESS WHEREOF, two (2) originals of this Agreement have been executed, and each of the Company and the Audit & Supervisory Board Member has affixed its seal hereto and retains one (1) original hereof.

June 28, 2006

Company:	Kunio Nakamura, Chairman of the Board (seal)
Matsushita Electric Industrial Co., Ltd. (corporate seal)
1006, Oaza Kadoma, Kadoma-shi, Osaka

Audit & Supervisory Board Member:	Ikuo Hata (seal) 14-15-513, Okamoto 7-chome, Higashinada-ku, Kobe-shi, Hyogo

Liability Limitation Agreement

(English translation)

Matsushita Electric Industrial Co., Ltd. (the “Company”) and Masayuki Oku (the “Director”) hereby enter into an agreement as set forth below.

The liability of the Director for damages incurred by the Company in performing his or her duties as an outside director under Article 423, Paragraph 1 of the Companies Act shall be limited to the aggregate of the amounts specified in each item of Article 425, Paragraph 1 of the Companies Act, provided that the Director has performed such duties in good faith and without gross negligence.

IN WITNESS WHEREOF, two (2) originals of this Agreement have been executed, and each of the Company and the Director has affixed its seal hereto and retains one (1) original hereof.

June 26, 2008

Company:	Kunio Nakamura, Chairman of the Board (seal) Matsushita Electric Industrial Co., Ltd. (corporate seal) 1006, Oaza Kadoma, Kadoma-shi, Osaka

Director:	Masayuki Oku (seal) 19-5, Hakusan 5-chome, Bunkyo-ku, Tokyo

Liability Limitation Agreement

(English translation)

Panasonic Corporation (the “Company”) and Hiroko Ota (the “Director”) hereby enter into an agreement as set forth below.

The liability of the Director for damages incurred by the Company in performing his or her duties as an outside director under Article 423, Paragraph 1 of the Companies Act shall be limited to the aggregate of the amounts specified in each item of Article 425, Paragraph 1 of the Companies Act, provided that the Director has performed such duties in good faith and without gross negligence.

IN WITNESS WHEREOF, two (2) originals of this Agreement have been executed, and each of the Company and the Director has affixed its seal hereto and retains one (1) original hereof.

June 26, 2013

Company:	Shusaku Nagae, Chairman of the Board (seal) Panasonic Corporation 1006, Oaza Kadoma, Kadoma-shi, Osaka

Director:	Hiroko Ota (seal) 7-8-324, Nakacho 3-chome, Musashino-shi Tokyo

Liability Limitation Agreement

(English translation)

Panasonic Corporation (the “Company”) and Yoshio Sato (the “Audit & Supervisory Board Member”) hereby enter into an agreement as set forth below.

The liability of the Audit & Supervisory Board Member for damages incurred by the Company in performing his or her duties as an outside audit & supervisory board member under Article 423, Paragraph 1 of the Companies Act shall be limited to the aggregate of the amounts specified in each item of Article 425, Paragraph 1 of the Companies Act, provided that the Audit & Supervisory Board Member has performed such duties in good faith and without gross negligence.

IN WITNESS WHEREOF, two (2) originals of this Agreement have been executed, and each of the Company and the Audit & Supervisory Board Member has affixed its seal hereto and retains one (1) original hereof.

June 26, 2014

Company:	Shusaku Nagae, Chairman of the Board (seal) Panasonic Corporation 1006, Oaza Kadoma, Kadoma-shi, Osaka

Audit & Supervisory Board Member:	Yoshio Sato (seal) 6-28-2610, Aobadai 3-chome, Meguro-ku, Tokyo

Liability Limitation Agreement

(English translation)

Panasonic Corporation (the “Company”) and Toshio Kinoshita (the “Audit & Supervisory Board Member”) hereby enter into an agreement as set forth below.

The liability of the Audit & Supervisory Board Member for damages incurred by the Company in performing his or her duties as an outside audit & supervisory board member under Article 423, Paragraph 1 of the Companies Act shall be limited to the aggregate of the amounts specified in each item of Article 425, Paragraph 1 of the Companies Act, provided that the Audit & Supervisory Board Member has performed such duties in good faith and without gross negligence.

IN WITNESS WHEREOF, two (2) originals of this Agreement have been executed, and each of the Company and the Audit & Supervisory Board Member has affixed its seal hereto and retains one (1) original hereof.

June 26, 2014

Company:	Shusaku Nagae, Chairman of the Board (seal) Panasonic Corporation 1006, Oaza Kadoma, Kadoma-shi, Osaka

Audit & Supervisory Board Member:	Toshio Kinoshita (seal) 17-1-2904, Shirokane 1-chome, Minato-ku, Tokyo